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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report: (Date of earliest event reported): October 18, 2002
                                                          ----------------


                              CSS Industries, Inc.
                              --------------------
                 (Exact name of registrant specified in Charter)



Delaware                                1-2661               13-920657
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(State or other jurisdiction            (Commission          (IRS Employee
of incorporation)                       File Number)         Identification No.)




1845 Walnut Street, Philadelphia, PA                  19103
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(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:   (215) 569-9900
                                                      --------------






      -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 2: Acquisition or Disposition of Assets.

On October 18, 2002, CSS Industries, Inc. ("CSS"), through its wholly owned subsidiary, Cleo Inc ("Cleo"), completed the acquisition of all of the shares of the capital stock of Crystal Creative Products, Inc., an Ohio corporation ("Crystal"). Crystal's primary business is the design, manufacture and distribution of consumer convenience giftwrap products including gift tissue, gift bags and related packaging products for the consumer market, as well as specialty tissues used by retailers for in-store packaging.

The acquisition was effected pursuant to a Stock Purchase Agreement dated October 18, 2002 (the "Stock Purchase Agreement"), among Cleo and the twenty-three individuals and trusts constituting all of the shareholders of Crystal. The Stock Purchase Agreement is filed herewith as Exhibit 2.1.

Cleo acquired all of the shares of the capital stock of Crystal for an amount anticipated to be approximately $22,750,000 (following a post-closing adjustment) in cash (paid from cash on hand and from CSS' existing revolving credit facility). The amount of the post-closing adjustment depends upon the shareholders' net equity in Crystal on the date of closing of the transaction as determined by a post-closing audit to be conducted by KPMG LLP. A portion of the purchase price is being held in escrow to cover the purchase price adjustment and indemnification obligations. The purchase price was determined as a result of arms-length negotiations between representatives of CSS and Crystal's shareholders.

Cleo anticipates that Crystal will continue to be engaged primarily in the design, manufacture and distribution of gift tissue, gift bags and related packaging products, as well as specialty tissues used by retailers for in-store packaging.

CSS' Press Release dated October 18, 2002 relating to this acquisition filed herewith as Exhibit 99.1 and the information contained therein is incorporated herein by reference.
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Item 7: Financial Statements, Pro-Forma Financial Information and Exhibits.


     (c) EXHIBITS

         2.1 Stock Purchase Agreement, dated October 18, 2002, among Cleo Inc and the individuals and trusts constituting all of the shareholders of Crystal Creative Products, Inc.

              The following exhibits to this Stock Purchase Agreement have been omitted.

              Exhibit 2.4(a)(ii)        Sellers Releases
              Exhibit 2.4(a)(iii)       Consulting Agreement-James F. Akers
              Exhibit 2.4(d)            Escrow Agreement
              Exhibit 8.4(a)            Opinion of Greenebaum Doll & McDonald
                                        PLLC
              Exhibit 9.4(a)            Opinion of Vorys, Sater, Seymour and
                                        Pease LLP
              Composite Exhibit 12.3    Power of Attorney designating James F.
                                        Akers attorney in fact

         CSS hereby undertakes to furnish supplementally a copy of omitted exhibits to the Stock Purchase Agreement to the Commission upon request.

         99.1 Press Release dated October 18, 2002
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CSS Industries, Inc.
                                                (Registrant)



                                                By: /s/ Clifford E. Pietrafitta
                                                    ---------------------------
                                                    Clifford E. Pietrafitta
                                                    Vice President-Finance and
                                                    Chief Financial Officer



Date: October 22, 2002
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                                  EXHIBIT INDEX

2.1 Stock Purchase Agreement, dated October 18, 2002, among Cleo Inc and the individuals and trusts constituting all of the shareholders of Crystal Creative Products, Inc.


99.1  Press Release dated October 18, 2002